Exhibit 32.1

SECTION 1350 CERTIFICATIONS

In connection with the Quarterly Report on Form 10-Q of Lyris, Inc. (the “Company”) for the quarterly period ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Wolfgang Maasberg, , Chief Executive Officer and President of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2010	/s/ Wolfgang Maasberg
Wolfgang Maasberg, Chief Executive Officer and President

In connection with the Quarterly Report on Form 10-Q of Lyris, Inc. (the “Company”) for the quarterly period ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Heidi L. Mackintosh, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2010	/s/ Heidi L. Mackintosh
Heidi L. Mackintosh, Chief Financial Officer